UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                    Amendment Number One and Restatement of:
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 7, 2003
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Texas                       0-32995                 75-2531556
(State or Other Jurisdiction of         (Commission            (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

         On  October 3,  2003,  MedSolutions,  Inc.,  a Texas  corporation  (the
"Company"), signed a letter of intent to acquire certain of the assets, including customer contracts, assume certain of the liabilities and take over the regulated medical waste operations of AmeriTech Environmental, Inc., a Texas corporation ("AmeriTech"), in exchange for a combination of cash, a promissory note and shares of the Company's common stock, par value $.001 (the "Common Stock"). Pursuant to the definitive asset purchase agreement dated as of November 7, 2003, by and between the Company and AmeriTech, the transaction was accomplished by an assignment by AmeriTech to the Company of all of its regulated medical waste disposal customer contracts, which cover approximately 800 customers. The other assets acquired consisted primarily of equipment associated with AmeriTech's regulated medical waste disposal business and a parcel of real property located in Houston, Texas.

         The purchase price for the acquired assets was $650,000 cash (net of $30,000 credited back to the Company for services rendered prior to the closing date by the Company to AmeriTech), a promissory note in the original principal amount of $750,000 bearing interest at a rate per annum of 7%, interest payable monthly, and all principal and accrued interest due on the first anniversary of the note, and 705,072 shares of Common Stock. The number of shares of Common Stock delivered at the closing may be increased or decreased depending upon the amount of revenues realized by the Company from the customer contracts acquired from AmeriTech for the ensuing six months following the closing of the transaction. The Company also assumed approximately $200,000 in liabilities from AmeriTech. The cash portion of the purchase price was funded from the proceeds of sales of Common Stock in private placements and $400,000 which was loaned to the Company by two of its directors/stockholders in exchange for promissory notes. The purchase price was determined largely based upon the amount of revenues AmeriTech has generated from its regulated medical waste disposal business during the first three quarters of 2003.

         The description contained in this Item 2 of the transactions consummated pursuant to the terms and conditions of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached to this Report as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired.

MedSolutions has not yet received a report on the audited financial statements of AmeriTech at September 30, 2003 or for the nine months then ended. When such financial statements are completed, an amendment to this Form 8-K/A will be filed. Accordingly, such financial statements have not been included in this Form 8-K/A.

         (b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of certain of the assets, including customer contracts, and the assumption of certain liabilities at September 30, 2003 pursuant to the acquisition described above. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, (SFAS), No. 141 "Business Combinations" by which the acquiring company records at its cost the acquired assets less liabilities assumed.

The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the acquisition as if it occurred on January 1, 2003. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of MedSolutions and AmeriTech for the nine months ended September 30, 2003 as if the acquisition occurred on January 1, 2003.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified periods. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of MedSolutions included in its Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the three and nine months ended September 30, 2003 which are on file with the SEC, and the unaudited financial statements of AmeriTech included in this filing.

         (c) Exhibits. The following Exhibit is filed as part of this report:

2.1 Asset Purchase Agreement dated as of November 7, 2003, by and between MedSolutions, Inc. and AmeriTech Environmental, Inc. (filed as Exhibit
         2.1 to the Company's Form 8-K filed on November 24, 2003, and incorporated herein by reference)

32.1     Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.

32.2     Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.


                      MEDSOLUTIONS, INC.
   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      September 30, 2003
                            ------
                                          Historical      Historical             Pro Forma       Adjusted
                                         MedSolutions     AmeriTech             Adjustments      Proforma
                                         ------------    ------------          ------------    ------------
ASSETS
Current Assets:
  Cash                                   $       --      $     89,661    1,2   $    142,839    $    232,500
  Accounts receivable - trade, net          1,070,563         399,486     1        (399,486)      1,070,563
  Prepaid expenses and other current
    assets                                    263,738          35,880     1         (35,880)        263,738
  Supplies                                      9,829           6,605                  --            16,434
                                         ------------    ------------          ------------    ------------
     Total Current Assets                   1,344,130         531,632              (292,527)      1,583,235

Property and equipment - at cost, net
  of accumulated depreciation               1,221,540         697,903     1        (511,483)      1,407,960

Customer list                                    --              --       3       1,000,000       1,000,000
Goodwill                                         --              --       3         964,114         964,114
Permits                                        59,644            --                    --            59,644
Computer software system and other,
  net of amortization                         120,951            --                    --           120,951
                                         ------------    ------------          ------------    ------------
    Total Assets                         $  2,746,265    $  1,229,535          $  1,160,104    $  5,135,904
                                         ============    ============          ============    ============
LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
  Bank overdraft                         $     97,130    $       --            $       --      $     97,130
  Convertible debentures                       40,135            --                    --            40,135
  Current maturities of long-term
    obligations                               242,319         567,364     4        (538,864)        270,819
  Accounts payable                          1,012,632         662,938     4        (530,843)      1,144,727
  Accrued liabilities                       1,674,352         835,003     4        (835,003)      1,674,352
  Note payable to Ameritech                      --              --       5         750,000         750,000
  Advances from stockholders                  505,301       3,234,256    4,5     (3,034,256)        705,301
                                         ------------    ------------          ------------    ------------
      Total Current Liabilities             3,571,869       5,299,561            (4,188,966)      4,682,464


Long-term obligations, less current
  maturities                                  421,183         120,559     4         (22,819)        518,923
Notes payable - stockholder, less
  current maturities                          403,268            --       5         200,000         603,268
Smart Jobs litigation settlement, less
  current maturities                          120,310            --                    --           120,310
                                         ------------    ------------          ------------    ------------
     Total Liabilities                      4,516,630       5,420,120            (4,011,785)      5,924,965



Stockholders' Deficiency:
  Common stock                                 16,501       1,875,000     6      (1,873,708)         17,793
  Additional paid-in capital               20,135,126            --       6         980,012      21,115,138
  Accumulated deficit                     (21,903,992)     (6,065,585)    6       6,065,585     (21,903,992)
  Treasury stock                              (18,000)           --                    --           (18,000)
                                         ------------    ------------          ------------    ------------
     Total Stockholders' Deficiency        (1,770,365)     (4,190,585)            5,171,889        (789,061)
                                         ------------    ------------          ------------    ------------

     Total Liabilities and
       Stockholders' Deficiency          $  2,746,265    $  1,229,535          $  1,160,104    $  5,135,904
                                         ============    ============          ============    ============



See accompanying notes to condensed unaudited pro forma consolidated financial statements.


                               MEDSOLUTIONS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 2003
                                     ------




                                         Historical       Historical             Pro Forma        Adjusted
                                        MedSolutions      AmeriTech             Adjustments       Proforma

Revenues:
  Sales                                 $  4,304,776    $  2,667,284      7     $   (205,433)   $  6,766,627

Operating expenses:
  Cost of sales                            2,849,321       2,107,514      7         (155,433)      4,801,402
  General and administrative               1,892,846         980,819                    --         2,873,665
  Depreciation and amortization              190,333         154,315      8          150,000         494,648
                                        ------------    ------------            ------------    ------------
  Total operating expenses                 4,932,500       3,242,648                  (5,433)      8,169,715
                                        ------------    ------------            ------------    ------------
Loss from operations                        (627,724)       (575,364)               (200,000)     (1,403,088)

Interest expense                             105,553         170,324      8           39,375         318,252
Litigation settlement (credit)              (147,270)           --                      --          (147,270)
Other income                                 (27,702)           --                      --           (27,702)
Loss on disposition of assets                   --            15,052      9          (15,152)           --
Write-off of related party receivable           --           415,513      9         (415,513)           --
                                        ------------    ------------            ------------    ------------
                                             (66,419)        600,889                (391,290)        143,280
                                        ------------    ------------            ------------    ------------
Net loss                                $   (561,305)   $ (1,176,253)           $   (191,190)   $ (1,546,368)
                                        ============    ============            ============    ============

Basic net loss per common share         $      (0.03)                                           $      (0.09)
                                        ============                                            ============

Weighted average common shares
  used in basic loss per share            16,367,366                     10        1,291,739      17,659,105
                                        ============                            ============    ============





















See accompanying notes to condensed unaudited pro forma consolidated financial statements.

                               MEDSOLUTIONS, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 2003
                                     ------

Basis of Presentation:

         On  October 3,  2003,  MedSolutions,  Inc.,  a Texas  corporation  (the
"Company"), signed a letter of intent to acquire certain of the assets, including customer contracts, assume certain of the liabilities and take over the regulated medical waste operations of AmeriTech Environmental, Inc., a Texas corporation ("AmeriTech"), in exchange for a combination of cash, a promissory note and shares of the Company's common stock, par value $.001 (the "Common Stock"). Pursuant to the definitive asset purchase agreement dated as of November 7, 2003, by and between the Company and AmeriTech, the transaction was accomplished by an assignment by AmeriTech to the Company of all of its regulated medical waste disposal customer contracts, which cover approximately 800 customers. The other assets acquired consisted primarily of equipment associated with AmeriTech's regulated medical waste disposal business and a parcel of real property located in Houston, Texas.

         The purchase price for the acquired assets was $650,000 cash (net of $30,000 credited back to the Company for services rendered prior to the closing date by the Company to AmeriTech), a promissory note in the original principal amount of $750,000 bearing interest at a rate per annum of 7%, interest payable monthly, and all principal and accrued interest due on the first anniversary of the note, and 705,072 shares of Common Stock.

Pro Forma Adjustments:

         MedSolutions purchased the following assets and assumed the liabilities shown in the following table in exchange for the amount paid.

                       Description                                       Amount

        Purchase price:
        Cash paid                                                     $  650,000
        Promissory note                                                  750,000
        Common stock, 705,072 shares at fair value                       528,804
        Liabilities assumed on assets acquired                           126,240
        Acquisition related costs                                        102,095
                                                                      ----------

        Total acquisition cost                                        $2,157,139
                                                                      ==========

        Assets acquired:

        Land                                                              38,680
        Inventory                                                          6,605
        Reuseable medical waste containers                                40,000
        Vehicles, consisting of two tractors and seventeen trailers
                                                                          97,740
        Furniture and fixtures                                            10,000
        Customer list, to be amortized over five years                 1,000,000
        Goodwill                                                         964,114
                                                                      ----------

        Total assets acquired                                         $2,157,139
                                                                      ==========


         Pro forma adjustments were made to the statement of income for the nine months ended September 30, 2003 to reflect the changes in revenues and costs related to non-medical waste operations of AmeriTech that were not included in the purchase and to eliminate the unusual loss related to the write-off of a related party receivable. Additional adjustments were made to record interest expense on the promissory note from the beginning of 2003 and to record amortization on the customer list from the beginning of 2003.

The following notes explain the pro forma adjustments to the unaudited condensed consolidated balance sheet and statement of operations:

Note 1. Entry to eliminate the assets of AmeriTech not acquired in the transaction.

Note 2. Entry to record the payment of cash to AmeriTech ($620,000), the receipt of cash from two MedSolutions' stockholders who loaned the Company $400,000 to finance the acquisition, and the sale of MedSolutions common stock in the month of October 2003 to current stockholders in the amount of $452,500 to finance the acquisition and for working capital purposes.

Note 3. Entry to record the estimated fair value of the customer list and assign the remaining unallocated purchase price to goodwill.

Note 4. Entry to eliminate the liabilities of AmeriTech not acquired in the transaction.

Note 5. Entry to record loans from two MedSolutions stockholders for $200,000 each and to record the issuance of the promissory note to AmeriTech for $750,000.

Note 6. Entry to eliminate the AmeriTech equity accounts and to record the sale in October 2003 of 586,667 shares of MedSolutions common stock for $452,500.

Note 7. Elimination of the estimated revenue and cost of revenue of AmeriTech's non-medical waste operations not acquired by MedSolutions.

Note 8. Record estimated amortization of the customer list for the nine months ended September 30, 2003 and the estimated interest expense on the $750,000 promissory note for the same period.

Note 9. Entry to eliminate AmeriTech's loss on disposition of assets and the write-off of related party receivable.

Note 10. Entry to increase the number of shares of MedSolutions common stock for the share issued to AmeriTech (705,072) and for those shares sold in October 2003 by MedSolutions (586,667).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDSOLUTIONS, INC.

Date: January  21, 2004                 By: /s/ Matthew H. Fleeger
                                           -------------------------------------
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

2.1 Asset Purchase Agreement dated as of November 7, 2003, by and between MedSolutions, Inc. and AmeriTech Environmental, Inc. (filed as Exhibit
         2.1 to the Company's Form 8-K filed on November 24, 2003, and incorporated herein by reference)

32.1     Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.

32.2     Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002.